EXHIBIT 32.1
                                                     ------------




   CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                          PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report on Form 10-K of CoolSavings, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:   /s/   Matthew Moog                 /s/   David B. Arney
      --------------------------         --------------------------
      Matthew Moog                       David B. Arney
      Chief Executive Officer            Senior Vice President of
      March 29, 2004                     Operations and
                                         Chief Financial Officer
                                         March 29, 2004